Income Taxes	12 Months Ended
Mar. 31, 2026
Major components of tax expense (income) [abstract]
Income Taxes

2.18 Income taxes

Accounting policy

Income tax expense comprises current and deferred income tax. Income tax expense is recognized in the net profit in the consolidated statement of comprehensive income except to the extent that it relates to items recognized directly in equity, in which case it is recognized in equity or other comprehensive income. Current income tax for current and prior periods is recognized at the amount expected to be paid to or recovered from the tax authorities, using the tax rates and tax laws that have been enacted or substantively enacted by the balance sheet date. Deferred income tax assets and liabilities are recognized for all temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements except when the deferred income tax arises from the initial recognition of goodwill or an asset or liability in a transaction that is not a business combination and affects neither accounting nor taxable profit or loss at the time of the transaction. Deferred tax assets are reviewed at each reporting date and are reduced to the extent that it is no longer probable that the related tax benefit will be realized.

Deferred income tax assets and liabilities are measured using tax rates and tax laws that have been enacted or substantively enacted by the balance sheet date and are expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of changes in tax rates on deferred income tax assets and liabilities is recognized as income or expense in the period that includes the enactment or the substantive enactment date. A deferred income tax asset is recognized to the extent that it is probable that future taxable profit will be available against which the deductible temporary differences and tax losses can be utilized. Deferred income taxes are not provided on the undistributed earnings of subsidiaries and branches where it is expected that the earnings of the subsidiary or branch will not be distributed in the foreseeable future.

The Group offsets current tax assets and current tax liabilities; deferred tax assets and deferred tax liabilities, where it has a legally enforceable right to set off the recognized amounts and where it intends either to settle on a net basis, or to realize the asset and settle the liability simultaneously. Tax benefits of deductions earned on exercise of employee share options in excess of compensation charged to income are credited to equity.

Income tax expense in the consolidated statement of comprehensive income comprises:

	(Dollars in millions)
	Year ended March 31,
	2026	2025	2024
Current taxes
Domestic taxes	977	1,089	768
Foreign taxes	352	346	247
	1,329	1,435	1,015
Deferred taxes
Domestic taxes	(91)	(110)	180
Foreign taxes	(48)	(40)	(18)
	(139)	(150)	162
Income tax expense	1,190	1,285	1,177

A reconciliation of the income tax provision to the amount computed by applying the statutory income tax rate to the income before income taxes is summarized below:

	(Dollars in millions)
	Year ended March 31,
	2026	2025	2024
Profit before income taxes	4,506	4,447	4,346
Enacted tax rates in India	25.17%	25.17%	34.94%
Computed expected tax expense	1,137	1,119	1,519
Tax effect due to non-taxable income for Indian tax purposes	—	—	(363)
Overseas taxes	126	131	136
Tax provision (reversals)	(93)	16	(113)
Effect of differential tax rates	(8)	(9)	(69)
Effect of exempt non-operating income	(1)	(4)	(6)
Effect of unrecognized deferred tax assets	11	19	25
Effect of non-deductible expenses	38	33	20
Others	(20)	(20)	28
Income tax expense	1,190	1,285	1,177

The applicable Indian corporate statutory tax rate for fiscal 2026 is 25.17%, fiscal 2025 is 25.17% and fiscal 2024 is 34.94% respectively.

Income tax expense for fiscal 2026, 2025 and 2024 includes reversals (net of provisions) of $93 million, provisions (net of reversals) of $16 million, and reversals (net of provisions) of $113 million respectively. These provisions and reversals pertaining to prior periods are primarily on account of adjudication of certain disputed matters, upon filing of tax return and completion of assessments, across various jurisdictions.

During the year ended March 31, 2026, the Company received orders under section 250 and Section 254 of the Income Tax Act, 1961, from the Income Tax Authorities in India for the assessment years, 2013-14 and assessment years 2017-18 to 2021-22. These orders confirmed the Company's position with respect to tax treatment of certain matters. As a result, interest income (pre-tax) of $41 million was recognized and provision for income tax aggregating $93 million was reversed with a corresponding credit to the Statement of Profit and Loss. Also, upon resolution of the disputes, an amount aggregating to $9 million has been reduced from contingent liabilities.

During the year ending March 31, 2025, the Company received orders under section 250 of the Income Tax Act, 1961, from the Income Tax Authorities in India for the assessment years, 2016-17 and 2019-20. These orders confirmed the Company's position with respect to tax treatment of certain matters. As a result, interest income (pre-tax) of $38 million was recognized and provision for income tax aggregating $21 million was reversed with a corresponding credit to the Statement of Profit and Loss. Also, upon resolution of the disputes, an amount aggregating to $125 million has been reduced from contingent liabilities.

During the year ending March 31, 2024, the Company received orders under sections 250 and 254 of the Income Tax Act, 1961, from the Income Tax Authorities in India for the assessment years, 2007-08 to 2015-16, 2017-18 and 2018-19. These orders confirmed the Company's position with respect to tax treatment of certain matters. As a result, interest income (pre-tax) of $232 million along with the corresponding tax impact was recognized. Further a provision for income tax aggregating $63 million was reversed with a corresponding credit to the Statement of Profit and Loss. Also, an amount aggregating to $196 million has been reduced from contingent liabilities.

The foreign tax expense is due to income taxes payable overseas, principally in the United States. In India, the company had benefited from certain income tax incentives that the Government of India had provided for export of software and services from the units registered under the Special Economics Zones (SEZs) Act, 2005 in the prior years, SEZ units which began to provide services on or after April 1, 2005, are eligible for an income tax deduction of 100% of profits or gains derived from the export of services for the first five years beginning with the assessment year relevant to the previous year in which the SEZ unit begins to provide services and 50% of such profits or gains for a further five years. Up to 50% of such profits or gains is also available for a further five years subject to creation of a Special Economic Zone Re-investment Reserve out of the profit of the eligible SEZ units and utilization of such reserve by the Company for acquiring new plant and machinery for the purpose of its business as per the provisions of the Income Tax Act, 1961 (Refer to Other Reserves under Note 2.15 Equity).

As a result of these tax incentives, a portion of the Company’s pre-tax income had not been subject to tax in the past. These tax incentives resulted in a decrease in our income tax expense of $363 million for fiscal 2024 compared to the tax amounts that we estimate we would have been required to pay if these incentives had not been available. The per share effect of these tax incentives computed based on both basic and diluted weighted average number of equity shares for fiscal 2024 was $0.09.

The Taxation Laws (Amendment) Act, 2019 introduced section 115BAA which provides that a domestic company can elect a reduced rate of corporate tax of 22% plus surcharge of 10% and cess of 4% but without the ability to claim certain deductions, including deduction for SEZ units under section 10AA of the Income Tax Act. From fiscal 2025, our income tax expense has been recognized by applying the provision of section 115BAA of the Income Tax Act without claim of deduction for SEZ units under section 10AA of the Income Tax Act.

Deferred income tax for fiscal 2026, 2025 and 2024 substantially relates to origination and reversal of temporary differences.

Infosys is subject to a 15% Branch Profit Tax (BPT) in the U.S. to the extent its U.S. branch's net profit during the year is greater than the increase in the net assets of the U.S. branch during the year, computed in accordance with the Internal Revenue Code. As of March 31, 2026, Infosys' U.S. branch net assets amounted to approximately $816 million. As of March 31, 2026, the Company has a deferred tax liability for branch profit tax of $22 million (net of credits), as the Company estimates that these branch profits are expected to be distributed in the foreseeable future.

Deferred income tax liabilities have not been recognized on temporary differences amounting to $2,032 million and $1,941 million as of March 31, 2026, and March 31, 2025, respectively, associated with investments in subsidiaries and branches as the Company is able to control the timing of reversal of the temporary difference and it is probable that the temporary differences will not reverse in the foreseeable future. The Group primarily intends to repatriate earnings from subsidiaries and branches only to the extent these can be distributed in a tax-free manner.

Deferred income tax assets have not been recognized on accumulated losses of $513 million and $538 million as of March 31, 2026, and March 31, 2025, respectively, as it is probable that future taxable profit will be not available against which the unused tax losses can be utilized in the foreseeable future.

The following table provides details of expiration of unused tax losses for fiscal 2026:

(Dollars in millions)
Year
2027	15
2028	39
2029	78
2030	51
2031	20
Thereafter	310
Total	513

The following table provides details of expiration of unused tax losses for fiscal 2025:

(Dollars in millions)
Year
2026	25
2027	16
2028	60
2029	80
2030	52
Thereafter	305
Total	538

The following table provides the details of income tax assets and income tax liabilities as of March 31, 2026, and March 31, 2025:

(Dollars in millions)
	As of
	March 31, 2026	March 31, 2025
Income tax assets	263	538
Current income tax liabilities	(594)	(567)
Net current income tax assets / (liabilities) at the end	(331)	(29)

The gross movement in the current income tax assets / (liabilities) for fiscal 2026, 2025 and 2024 is as follows:

	(Dollars in millions)
	Year ended March 31,
	2026	2025	2024
Net current income tax assets / (liabilities) at the beginning	(29)	702	374
Income tax paid (net)	973	662	1,114
Current income tax expense	(1,329)	(1,435)	(1,015)
Interest income on income tax refund	41	39	234
Income tax on other comprehensive income	—	2	—
Income tax benefit arising on exercise of stock options	5	4	—
Tax impact on buyback expenses	2	—	—
Translation differences	6	(3)	(5)
Net current income tax assets / (liabilities) at the end	(331)	(29)	702

The movement in gross deferred income tax assets / liabilities (before set off) for fiscal 2026 is as follows:

					(Dollars in millions)
	Carrying value as of April 1, 2025	Changes through profit and loss	Addition through business combination	Changes through OCI	Translation difference	Carrying value as of March 31, 2026
Deferred income tax assets / (liabilities)
Property, plant and equipment	28	(10)	—	—	(4)	14
Lease liabilities	18	10	—	—	(2)	26
Accrued compensation to employees	9	5	—	—	—	14
Trade receivables	26	(3)	—	—	(2)	21
Compensated absences	83	14	—	—	(8)	89
Post sales client support	8	(3)	—	—	—	5
Credits related to branch profits	93	(7)	—	—	(4)	82
Derivative financial instruments	(4)	17	—	—	1	14
Intangibles	8	1	—	—	—	9
Intangibles arising on business combinations	(80)	20	(5)	—	(5)	(70)
Branch profit tax	(124)	16	—	—	4	(104)
SEZ reinvestment reserve	(168)	61	—	—	13	(94)
Interest receivable on income tax refund	(8)	7	—	—	—	(1)
Others	39	11	1	4	2	57
Total Deferred income tax assets / (liabilities)	(72)	139	(4)	4	(5)	62

The movement in gross deferred income tax assets / liabilities (before set off) for fiscal 2025 is as follows:

					(Dollars in millions)
	Carrying value as of April 1, 2024	Changes through profit and loss	Addition through business combination	Changes through OCI	Translation difference	Carrying value as of March 31, 2025
Deferred income tax assets / (liabilities)
Property, plant and equipment	29	(1)	—	—	—	28
Lease liabilities	24	(5)	—	—	(1)	18
Accrued compensation to employees	7	2	—	—	—	9
Trade receivables	27	(1)	—	—	—	26
Compensated absences	75	9	—	—	(1)	83
Post sales client support	7	1	—	—	—	8
Credits related to branch profits	97	(4)	—	—	—	93
Derivative financial instruments	(2)	(3)	—	1	—	(4)
Intangibles	7	1	—	—	—	8
Intangibles arising on business combinations	(34)	17	(63)	—	—	(80)
Branch profit tax	(129)	5	—	—	—	(124)
SEZ reinvestment reserve	(239)	67	—	—	4	(168)
Interest receivable on income tax refund	(58)	49	—	—	1	(8)
Others	28	13	1	(3)	—	39
Total Deferred income tax assets / (liabilities)	(161)	150	(62)	(2)	3	(72)

The movement in gross deferred income tax assets / liabilities (before set off) for fiscal 2024 is as follows:

					(Dollars in millions)
	Carrying value as of April 1, 2023	Changes through profit and loss	Addition through business combination	Changes through OCI	Translation difference	Carrying value as of March 31, 2024
Deferred income tax assets / (liabilities)
Property, plant and equipment	21	9	—	—	(1)	29
Lease liabilities	27	(3)	—	—	—	24
Accrued compensation to employees	8	(1)	—	—	—	7
Trade receivables	32	(5)	—	—	—	27
Compensated absences	70	6	—	—	(1)	75
Post sales client support	30	(23)	—	—	—	7
Credits related to branch profits	87	10	—	—		97
Derivative financial instruments	—	(1)	—	(1)	—	(2)
Intangibles	7	—	—	—	—	7
Intangibles arising on business combinations	(42)	8	—	—	—	(34)
Branch profit tax	(105)	(24)	—	—		(129)
SEZ reinvestment reserve	(164)	(78)	—	—	3	(239)
Interest receivable on income tax refund	-	(58)	—	—	—	(58)
Others	32	(2)	—	(1)	(1)	28
Total Deferred income tax assets / (liabilities)	3	(162)	—	(2)	—	(161)

The deferred income tax assets and liabilities is as follows:

	(Dollars in millions)
	As of
	March 31, 2026	March 31, 2025
Deferred income tax assets after set off	239	130
Deferred income tax liabilities after set off	(177)	(202)

In assessing the realizability of deferred income tax assets, the management considers whether some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which the temporary differences become deductible. The Management considers the scheduled reversals of deferred income tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based on the level of historical taxable income and projections for future taxable income over the periods in which the deferred income tax assets are deductible, the management believes that the Group will realize the benefits of those deductible differences. The amount of the deferred income tax assets considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carry forward period are reduced.

The Company’s Advanced Pricing Arrangement (APA) with the Internal Revenue Service (IRS) for U.S. branch income tax expired in March 2021. The Company has applied for renewal of APA and currently the U.S. taxable income is based on the Company’s best estimate determined based on the expected value method.

As of March 31, 2026, claims against the Group not acknowledged as debts from the Income tax authorities amounted to $207 million (₹1,964 crore).

As of March 31, 2025, claims against the Group not acknowledged as debts from the Income tax authorities amounted to $226 million (₹1,933 crore).

The amount paid to statutory authorities against the tax claims amounted to $273 million (₹2,594 crore) and $491 million (₹4,199 crore) as of March 31, 2026 and March 31, 2025, respectively.

The claims against the Group primarily represent demands arising on completion of assessment proceedings under the Income Tax Act, 1961. These claims are on account of issues of disallowance of expenditure towards software being held as capital in nature, payments made to Associated Enterprises held as liable for withholding of taxes, among others. These matters are pending before various Income Tax Authorities and the Management including its tax advisors expect that its position will likely be upheld on ultimate resolution and will not have a material adverse effect on the Group's financial position and results of operations.